Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

May 31, 2020 (unaudited)

Principal Amount (000s)		Value^
CONVERTIBLE BONDS & NOTES—54.9%
Auto Components—0.6%
$1,000	Meritor, Inc., 3.25%, 10/15/37 (k)	$988,496

Beverages—0.1%
800	Luckin Coffee, Inc., 0.75%, 1/15/25 (a)(c)	212,306

Biotechnology—3.8%
2,000	Insmed, Inc., 1.75%, 1/15/25	1,888,671
2,000	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	1,714,604
3,000	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23	2,615,401

		6,218,676

Building Materials—1.7%
3,000	Patrick Industries, Inc., 1.00%, 2/1/23 (g)	2,807,451

Commercial Services—1.5%
3,000	Macquarie Infrastructure Corp., 2.00%, 10/1/23 (g)	2,482,500

Computers—3.1%
3,000	Pure Storage, Inc., 0.125%, 4/15/23	2,966,771
2,300	Western Digital Corp., 1.50%, 2/1/24 (k)	2,138,961

		5,105,732

Diversified Financial Services—1.2%
2,000	PRA Group, Inc., 3.00%, 8/1/20 (k)	1,988,793

Electronics—2.2%
3,000	II-VI, Inc., 0.25%, 9/1/22 (g)	3,541,902

Energy-Alternate Sources—2.0%
650	Enphase Energy, Inc., 0.25%, 3/1/25 (a)(c)	668,817
3,215	SunPower Corp., 4.00%, 1/15/23 (k)	2,572,000

		3,240,817

Engineering & Construction—1.4%
2,500	Tutor Perini Corp., 2.875%, 6/15/21 (g)	2,359,838

Entertainment—0.8%
1,500	Live Nation Entertainment, Inc., 2.00%, 2/15/25 (a)(c)(g)	1,257,767

Equity Real Estate Investment Trusts (REITs)—2.8%
2,000	Blackstone Mortgage Trust, Inc., 4.375%, 5/5/22 (g)	1,852,500
2,750	Two Harbors Investment Corp., 6.25%, 1/15/22	2,732,813

		4,585,313

Food & Staples Retailing—1.2%
2,500	Chefs’ Warehouse, Inc., 1.875%, 12/1/24 (a)(c)(g)	1,925,707

Healthcare-Products—1.3%
1,000	CONMED Corp., 2.625%, 2/1/24	1,065,263
1,100	NanoString Technologies, Inc., 2.625%, 3/1/25 (a)(c)	1,045,000

		2,110,263

Healthcare-Services—0.6%
1,000	Invitae Corp., 2.00%, 9/1/24 (a)(c)	919,550

Internet—2.4%
3,350	Boingo Wireless, Inc., 1.00%, 10/1/23	2,956,294
1,000	Zillow Group, Inc., 1.50%, 7/1/23	1,020,600

		3,976,894

Investment Companies—0.8%
1,465	Prospect Capital Corp., 6.375%, 3/1/25 (g)	1,251,195

Iron/Steel—0.5%
980	Cleveland-Cliffs, Inc., 1.50%, 1/15/25 (g)	816,424

Media—1.6%
3,000	DISH Network Corp., 2.375%, 3/15/24 (g)	2,593,125

Oil, Gas & Consumable Fuels—1.6%
2,000	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	1,632,818
2,000	Oil States International, Inc., 1.50%, 2/15/23	994,122

		2,626,940

Pharmaceuticals—1.4%
3,000	Flexion Therapeutics, Inc., 3.375%, 5/1/24	2,331,431

Retail—0.4%
1,000	Guess?, Inc., 2.00%, 4/15/24	656,303

Software—14.9%
3,000	Alteryx, Inc., 0.50%, 8/1/24 (a)(c)	3,155,144
2,500	Avaya Holdings Corp., 2.25%, 6/15/23 (g)	2,215,305
3,000	Benefitfocus, Inc., 1.25%, 12/15/23	2,143,809
2,000	Evolent Health, Inc., 2.00%, 12/1/21	1,796,013
3,000	i3 Verticals LLC, 1.00%, 2/15/25 (a)(c)	2,824,028
3,000	New Relic, Inc., 0.50%, 5/1/23	2,860,059
3,000	Nutanix, Inc., zero coupon, 1/15/23	2,660,949
2,600	Pegasystems, Inc., 0.75%, 3/1/25 (a)(c)	2,652,833
3,000	Pluralsight, Inc., 0.375%, 3/1/24	2,683,200
1,310	RingCentral, Inc., zero coupon, 3/1/25 (a)(c)	1,357,487

		24,348,827

Telecommunications—2.7%
2,000	Infinera Corp., 2.125%, 9/1/24	1,577,620
3,000	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(c)(k)	2,876,949

		4,454,569

Transportation—4.3%
3,065	Air Transport Services Group, Inc., 1.125%, 10/15/24 (g)	2,898,873
2,000	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	1,885,094
2,750	Greenbrier Cos., Inc., 2.875%, 2/1/24 (g)	2,247,955

		7,031,922

	Total Convertible Bonds & Notes (cost—$94,709,183)	89,832,741

CORPORATE BONDS & NOTES—49.8%
Aerospace & Defense—3.4%
3,000	TransDigm, Inc., 6.50%, 7/15/24 (k)	2,947,815
3,000	Triumph Group, Inc., 6.25%, 9/15/24 (a)(c)	2,580,315

		5,528,130

Chemicals—0.5%
800	Chemours Co., 6.625%, 5/15/23 (g)(k)	804,084

Commercial Services—1.5%
2,500	RR Donnelley & Sons Co., 7.00%, 2/15/22	2,453,438

Computers—1.0%
1,500	Dell International LLC, 7.125%, 6/15/24 (a)(c)(k)	1,559,528

Diversified Financial Services—5.3%
2,372	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(c)(e)(f)	707,330
2,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost—$2,000,000; purchased 9/6/18) (a)(c)(h)	2,003,130
3,000	Navient Corp., 7.25%, 9/25/23	2,889,345
3,000	Springleaf Finance Corp., 8.25%, 10/1/23 (g)	3,064,065

		8,663,870

Engineering & Construction—1.3%
2,000	AECOM, 5.875%, 10/15/24 (g)	2,148,610

Entertainment—3.0%
2,000	Cedar Fair L.P., 5.375%, 6/1/24 (g)	1,907,710
3,000	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(c)(g)(k)	3,035,655

		4,943,365

Healthcare-Services—2.2%
1,500	DaVita, Inc., 5.125%, 7/15/24 (g)	1,531,523

2,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (g)	2,094,450

		3,625,973

Lodging—1.2%
2,000	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(c)(g)(k)	1,944,970

Machinery-Construction & Mining—1.7%
3,000	Terex Corp., 5.625%, 2/1/25 (a)(c)(k)	2,794,695

Media—5.5%
1,431	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (k)	1,323,675
1,500	CSC Holdings LLC, 6.75%, 11/15/21 (g)	1,584,517
	DISH DBS Corp.,
2,000	5.875%, 7/15/22 (g)(k)	2,059,890
1,000	5.875%, 11/15/24 (g)	989,895
1,000	6.75%, 6/1/21	1,022,275
2,000	Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (a)(c)(g)(k)	2,045,210

		9,025,462

Mining—6.7%
3,000	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(c)(g)(k)	3,054,345
3,000	Constellium SE, 6.625%, 3/1/25 (a)(c)(g)(k)	3,058,155
2,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(c)(k)	1,823,390
3,000	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(c)	3,009,345

		10,945,235

Miscellaneous Manufacturing—0.8%
1,500	Koppers, Inc., 6.00%, 2/15/25 (a)(c)(g)(k)	1,384,665

Paper & Forest Products—1.8%
3,000	Mercer International, Inc., 7.375%, 1/15/25	2,936,565

Real Estate—1.7%
3,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (k)	2,851,845

Retail—1.1%
2,525	Conn’s, Inc., 7.25%, 7/15/22	1,757,438

Software—1.9%
3,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(c)(k)	3,144,375

Telecommunications—6.8%
2,000	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (g)	2,205,210
2,000	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(c)(g)	2,066,230
2,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (k)	1,923,990
1,500	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (g)	1,571,212
3,000	Sprint Corp., 7.125%, 6/15/24 (g)	3,409,215

		11,175,857

Transportation—2.4%
	XPO Logistics, Inc. (a)(c)(g),
2,750	6.125%, 9/1/23 (k)	2,791,539
1,125	6.50%, 6/15/22	1,128,909

		3,920,448

	Total Corporate Bonds & Notes (cost—$85,740,190)	81,608,553

SENIOR LOANS (a)(b)—32.6%
Aerospace & Defense—0.8%
1,477	TransDigm, Inc., 1 mo. LIBOR + 2.250%, 2.424%, 12/9/25, 2020 Term Loan F	1,357,063

Airlines—0.7%
1,489	Allegiant Travel Company, 3 mo. LIBOR + 3.000%, 3.434%, 2/5/24, 2020 Term Loan	1,220,513

Auto Components—0.9%
	Adient US LLC, 5/6/24, Term Loan B
375	3 mo. LIBOR + 4.000%, 4.474%	356,625
1,114	3 mo. LIBOR + 4.000%, 5.450%	1,059,176

		1,415,801

Automobiles—0.5%
893	Winnebago Industries, Inc., 1 mo. LIBOR + 3.500%, 4.500%, 11/8/23, 2017 Term Loan	866,943

Chemicals—0.4%
752	PQ Corp., 1 mo. LIBOR + 2.250%, 2.424%, 2/7/27, 2018 Term Loan B	728,365

Commercial Services & Supplies—0.6%
928	Advanced Disposal Services, Inc., 1 Week LIBOR + 2.250%, 3.000%, 11/10/23, Term Loan B3	921,703

Communications Equipment—0.9%
1,496	CommScope, Inc., 1 mo. LIBOR + 3.250%, 3.424%, 4/6/26, 2019 Term Loan B	1,442,473

Computers—0.6%
997	Dell International LLC, 1 mo. LIBOR + 2.000%, 2.750%, 9/19/25, 2019 Term Loan B	981,669

Construction & Engineering—0.6%
1,026	KBR, Inc., 1 mo. LIBOR + 2.750%, 2.924%, 2/5/27, 2020 Term Loan B	1,010,921

Distribution/Wholesale—0.6%
968	IAA, Inc., 1 mo. LIBOR + 2.250%, 2.438%, 6/28/26, Term Loan B	952,988

Diversified Telecommunication Services—0.6%
998	CenturyLink, Inc., 1 mo. LIBOR + 2.250%, 2.424%, 3/15/27, 2020 Term Loan B	960,872

Entertainment—1.3%
990	AMC Entertainment Holdings, Inc., 3 mo. LIBOR + 3.000%, 4.080%, 4/22/26, 2019 Term Loan B	764,775
1,311	Stars Group Holdings B.V. (The), 3 mo. LIBOR + 3.500%, 4.950%, 7/10/25, 2018 USD Incremental Term Loan	1,297,810

		2,062,585

Food & Staples Retailing—0.6%
972	US Foods, Inc., 1 mo. LIBOR + 1.750%, 1.924%, 6/27/23, 2016 Term Loan B	920,938

Healthcare Providers & Services—0.6%
997	Acadia Healthcare Company, Inc., 1 mo. LIBOR + 2.500%, 2.674%, 2/16/23, 2018 Term Loan B4	975,746

Healthcare-Products—1.1%
910	Avantor Funding, Inc., 1 mo. LIBOR + 2.250%, 3.250%, 11/21/24, USD Term Loan B3	897,835
959	Ortho-Clinical Diagnostics S.A., 1 mo. LIBOR + 3.250%, 3.580%, 6/30/25, 2018 Term Loan B	912,970

		1,810,805

Holding Companies-Diversified—0.4%
995	Travelport Finance (Luxembourg) S.a.r.l., 3 mo. LIBOR + 5.000%, 6.072%, 5/29/26, 2019 Term Loan	583,941

Hotels, Restaurants & Leisure—1.0%
973	Playa Resorts Holding B.V., 1 mo. LIBOR + 2.750%, 3.750%, 4/29/24, 2017 Term Loan B	825,508
	Scientific Games International, Inc.,8/14/24, 2018 Term Loan B5
191	1 mo. LIBOR + 2.750%, 2.924%	172,042
5	2 mo. LIBOR + 2.750%, 3.453%	4,489
781	6 mo. LIBOR + 2.750%, 3.612%	703,264

		1,705,303

Internet—1.3%
896	Everi Payments, Inc., 3 mo. LIBOR + 2.750%, 3.822%, 5/9/24, Term Loan B	846,942
1,235	Go Daddy Operating Company, LLC, 1 mo. LIBOR + 1.750%, 1.924%, 2/15/24, 2017 Repriced Term Loan	1,212,314

		2,059,256

Internet Software & Services—1.7%
745	Blucora, Inc., 3 mo. LIBOR + 3.000%, 4.450%, 5/22/24, 2017 Term Loan B	715,613
1,044	EIG Investors Corp., 3 mo. LIBOR + 3.750%, 4.750%, 2/9/23, 2018 1st Lien Term Loan	1,017,606
1,000	Match Group Inc., 3 mo. LIBOR + 1.750%, 2.184%, 2/13/27, 2020 Term Loan B	980,000

		2,713,219

Leisure Equipment & Products—0.6%
930	Callaway Golf Company, 1 mo. LIBOR + 4.500%, 4.684%, 1/2/26, Term Loan B	920,526

Lodging—0.8%
1,481	Caesars Resort Collection, LLC, 1 mo. LIBOR + 2.750%, 2.924%, 12/23/24, 2017 1st Lien Term Loan B	1,346,284

Machinery—1.9%
1,626	Gardner Denver, Inc., 1 mo. LIBOR + 1.750%, 1.924%, 3/1/27, 2020 USD Term Loan	1,549,577
192	Harsco Corp., 1 mo. LIBOR + 2.250%, 3.250%, 12/6/24, 2017 Term Loan B1	189,857
1,477	Navistar International Corp., 1 mo. LIBOR + 3.500%, 3.680%, 11/6/24, 2017 1st Lien Term Loan B	1,425,623

		3,165,057

Media—6.0%
1,247	CSC Holdings, LLC, 1 mo. LIBOR + 2.250%, 2.434%, 1/15/26, 2018 Incremental Term Loan	1,206,128
932	Gray Television, Inc., 1 mo. LIBOR + 2.250%, 2.580%, 2/7/24, 2017 Term Loan B	906,557
1,244	Lions Gate Capital Holdings LLC, 1 mo. LIBOR + 2.250%, 2.424%, 3/24/25, 2018 Term Loan B	1,195,291
1,247	Meredith Corp., 3 mo. LIBOR + 2.500%, 3.260%, 1/31/25, 2020 Term Loan B2	1,209,699
961	Nexstar Broadcasting, Inc., 1 mo. LIBOR + 2.750%, 3.120%, 9/18/26, 2019 Term Loan B4	929,184

1,481	Sinclair Television Group Inc., 1 mo. LIBOR + 2.250%, 2.430%, 1/3/24, Term Loan B2	1,443,864
1,500	Virgin Media Bristol LLC, 1 mo. LIBOR + 2.500%, 2.684%, 1/31/28, USD Term Loan N	1,458,750
1,479	WideOpenWest Finance LLC, 1 mo. LIBOR + 3.250%, 4.250%, 8/18/23, 2017 Term Loan B	1,434,164

		9,783,637

Metal Fabricate/Hardware—0.5%
924	Advanced Drainage Systems, Inc., 1 mo. LIBOR + 2.250%, 2.625%, 7/31/26, Term Loan B	906,254

Oil, Gas & Consumable Fuels—0.4%
	McDermott Technology Americas, Inc.,
995	12 mo., LIBOR+ 5.000%, 5/9/25, 2018 1st Lien Term Loan (d)	355,939
254	3 mo. LIBOR + 9.000%, 10.647%, 10/21/20, 2020 SP DIP Roll Up Term Loan	247,038

		602,977

Pharmaceuticals—1.1%
914	Bausch Health Companies Inc., 1 mo. LIBOR + 3.000%, 3.171%, 6/2/25, 2018 Term Loan B	898,491
985	HLF Financing S.a r.l., 1 mo. LIBOR + 2.750%, 2.924%, 8/18/25, 2018 Term Loan B	966,531

		1,865,022

Pipelines—0.1%
	Summit Midstream Partners Holdings, LLC, 5/13/22, Term Loan B
4	1 mo. LIBOR + 6.000%, 7.000%	862
858	3 mo. LIBOR + 6.000%, 7.000%	181,067

		181,929

Semiconductors & Semiconductor Equipment—0.8%
1,487	Cohu, Inc., 1 mo. LIBOR + 3.000%, 3.174%, 10/1/25, 2018 Term Loan B	1,279,185

Software—2.0%
1,000	Banff Merger Sub, Inc., 1 mo. LIBOR + 4.250%, 4.424%, 10/2/25, 2018 USD Term Loan B	947,750
997	Camelot U.S. Acquisition 1 Co., 1 mo. LIBOR + 3.000%, 3.174%, 10/30/26, Term Loan B	978,797
1,492	Upland Software, Inc., 1 mo. LIBOR + 3.750%, 3.924%, 8/6/26, 2019 Term Loan	1,425,337

		3,351,884

Specialty Retail—0.9%
979	At Home Holding III Inc., 3 mo. LIBOR + 3.500%, 4.500%, 6/3/22, Term Loan	685,567
861	Burlington Coat Factory Warehouse Corp., 1 mo. LIBOR + 1.750%, 1.940%, 11/17/24, 2017 Term Loan B5	826,283

		1,511,850

Technology Hardware, Storage & Peripherals—0.9%
1,496	NCR Corp., 1 mo. LIBOR + 2.500%, 2.680%, 8/28/26, 2019 Term Loan	1,451,353

Telecommunications—0.8%
1,250	T-Mobile USA, Inc., 1 mo. LIBOR + 3.000%, 3.174%, 4/1/27, 2020 Term Loan	1,251,563

Textiles, Apparel & Luxury Goods—0.6%
1,128	G-III Apparel Group, Ltd., 1 mo. LIBOR + 5.250%, 6.250%, 12/1/22, Term Loan B	1,046,276

	Total Senior Loans (cost—$57,227,036)	53,354,901

Shares
COMMON STOCK (i)—0.0%
Banks—0.0%
6,549	CCF Holdings LLC Class A (cost—$0; purchased 12/18/18) (e)(f)(h)	—	†
7,142	CCF Holdings LLC Class B (cost—$0; purchased 12/12/18) (e)(f)(h)	1

		1

Energy Equipment & Services—0.0%
3,760	McDermott International, Inc.	254

	Total Common Stock (cost—$0)	255

Principal Amount (000s)
Repurchase Agreements—4.1%
$6,744	State Street Bank and Trust Co., dated 5/29/20, 0.00%, due 6/1/20, proceeds $6,744,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 4/15/25, valued at $6,880,385 including accrued interest (cost—$6,744,000)	6,744,000

	Total Investments (cost—$244,420,409) (j)—141.4%	231,540,450

	Liabilities in excess of other assets—(41.4)%	(67,788,864)

	Net Assets—100.0%	$163,751,586

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and under normal circumstances. AllianzGI Convertible & Income 2024 Target Term Fund’s (the “Fund”) investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the investment manager, Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Fund’s Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Fund’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

†	Actual amount rounds to less than $1.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $110,382,275, representing 67.4% of net assets.

(b)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on May 31, 2020.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $57,027,374, representing 34.8% of net assets.

(d)	In default.

(e)	Fair-Valued—Securities with an aggregate value of $707,331, representing 0.4% of net assets.

(f)	Level 3 security.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for long-term and short-term loan financing.

(h)	Restricted. The aggregate cost of such securities is $2,000,000. The aggregate value is $2,003,131, representing 1.2% of net assets.

(i)	Non-income producing.

(j)

At May 31, 2020, the cost basis of portfolio securities for federal income tax purposes was $246,247,954. Gross unrealized appreciation was $3,167,849; gross unrealized depreciation was $17,875,353; and net unrealized depreciation was $14,707,504. The difference between book and tax cost was attributable to the differing treatment of bond premium amortization.

(k)	All or a portion of this security is on loan pursuant to the Liquidity Facility. The aggregate value of securities on loan is $26,787,455.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Fund’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended May 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at May 31, 2020 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/20
Investments in Securities—Assets
Convertible Bonds & Notes	—	$89,832,741	—	$89,832,741
Corporate Bonds & Notes:
Diversified Financial Services	—	7,956,540	$707,330	8,663,870
All Other	—	72,944,683	—	72,944,683
Senior Loans	—	53,354,901	—	53,354,901
Common Stock:
Banks	—	—	1	1
Energy Equipment & Services	$254	—	—	254
Repurchase Agreements	—	6,744,000	—	6,744,000

Totals	$254	$230,832,865	$707,331	$231,540,450

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended May 31, 2020, was as follows:

	Beginning Balance 2/29/20	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/20
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$1,001,932	$—	$—	$7,033	$—	$(301,635)	$—	$—	$707,330
Common Stock:
Banks	1	—	—	—	—	—	—	—	1

Totals	$1,001,933	$—	$—	$7,033	$—	$(301,635)	$—	$—	$707,331

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at May 31, 2020:

	Ending Balance at 5/31/20	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities—Assets
Corporate Bonds & Notes: Diversified Financial Services	$707,330	Market and Company Comparables	EV Multiples Illiquidity Discount	1.06x (0.66x - 1.90x) 3.10x (1.02x - 4.62x) 0.63x (0.38x - 0.81x) 20%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

The net change in unrealized appreciation/depreciation of Level 3 investments held at May 31, 2020 was $(301,635).

Glossary:

DIP—Debtor-in-Possession

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust